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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-04963

The Berwyn Funds

(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Kevin M. Ryan

The Killen Group, Inc.          1189 Lancaster Avenue              Berwyn, PA 19312

(Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 296-7222

Date of fiscal year end:         December 31, 2011

Date of reporting period:       June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

SEMI-ANNUAL REPORT

JUNE 30, 2011 | (UNAUDITED)

NO LOAD MUTUAL FUNDS

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 | Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

THE BERWYN FUNDS TABLE OF CONTENTS

THE BERWYN FUNDS

2011 Semi-Annual Report

The Berwyn Funds

Letter from the President

July 25, 2011

Dear Shareholder:

The bull market that began in March, 2009 produced solid gains for owners of stocks and bonds during the first half of this year. The six-month period was marked by a strong first quarter, but a second quarter in which the financial markets became mired in fears of another recession.

Often it has been said that in a bull market stocks “climb a wall of worry” and this bull market certainly has typified that adage. Since March of 2009, U.S. financial markets have faced many challenges including the highest levels of unemployment in three decades, the devastation of the housing industry, the European sovereign debt crisis, wars and political instability throughout the Muslim world, the economic impact of the Japanese tsunami and associated nuclear crisis and volatile commodity prices. Nevertheless, corporate earnings, the lifeblood of the financial markets, have risen dramatically subsequent to those registered for the fourth quarter of 2008, the recession’s worst quarter.

More recently, the financial markets have been distracted by the government’s inability to raise the debt ceiling. Although we do not know the consequences of a failure to reach an agreement by the August 2nd deadline, this uncertainty underlines the pressure for all partisans to forge a timely compromise. In addition to increasing the debt ceiling prior to August 2nd, the stakes of not producing a thoughtful and balanced approach to future budget agreements are very high. The government needs more revenue, but raising taxes too much may hinder economic growth and badly needed job creation. The government also needs to spend less money, but budget reductions will reduce the number of people employed directly and indirectly by the government. It would appear that the dilemma is best solved by a balanced, carefully orchestrated, long-range plan which has little precedence in the annals of our government’s history.

While we cannot control the workings of Washington, The Berwyn Funds can control the selection of their investments. Each of our Funds produced positive returns for the six-month period ended June 30, 2011 and a detailed description of performance and portfolio composition are included in the pages that follow. Although the Berwyn Income Fund remains closed to new investors, total assets in the Fund are at an all-time high. This Fund continues to be positioned in what we believe to be a defensive manner, seeking to protect its income-oriented shareholders from the threat of rising inflation and interest rates. The Berwyn Fund’s assets under management are also near an all-time high, which we believe reflects an acknowledgement of its solid long-term performance. The Berwyn Cornerstone Fund currently holds a diversified portfolio of very high quality companies selling at historically low valuations. Although it is our opinion that the marketplace has been reluctant thus far to place a fair valuation on these stocks, we believe it is only a matter of time before this sentiment becomes more positive.

The managers of The Berwyn Funds cannot predict the outcome of the federal budget deficit negotiations that are going on in Washington at the time of this writing. However, our faith in our work is based upon our value oriented investment philosophy that encourages us to take advantage of crises to invest in corporations that will create wealth in the decades to follow.

Thank you for your confidence and ownership in The Berwyn Funds.

Sincerely,

Robert E. Killen
President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.theberwynfunds.com) or by calling 1-800-992-6757.

The President’s Letter seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the Letters.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2011 Semi-Annual Report

Berwyn Fund

a series of The Berwyn Funds

July 25, 2011

Dear Berwyn Fund Shareholder:

After an exceptionally strong first quarter, the Berwyn Fund (“BF”) lost 5.50 percent on a total return basis in the second quarter of 2011. During this three month period the performance of the major stock indices was mixed, with larger capitalization companies outperforming those with smaller market capitalizations. The Dow Jones Industrial Average (DJIA), Standard & Poor’s 500 Index (S&P 500) and NASDAQ were up 1.42 percent, up 0.10 percent and down 0.03 percent, respectively, for the quarter. Our reference index, the Russell 2000, lost 1.61 percent in that time frame.

For the six-month period ending June 30, 2011, BF gained 8.06 percent on a total return basis, which exceeded the 6.21 percent gain registered by our reference index. The DJIA, S&P 500 and NASDAQ rose 8.58 percent, 6.02 percent and 5.01 percent, respectively, during the year’s first half.

At the end of the first quarter, BF held 10.2 percent of its net assets in cash. This position reflected our inability to find undervalued investments in an atmosphere that had become overly optimistic. However, the mood of investors began to change early in the second quarter with increasing concerns that the economic recovery, which began in mid-2009, could not sustain itself. Escalating gasoline prices, interruptions in the industrial supply chain due to the Japanese nuclear crisis and unusually disruptive weather in the mid-western part of the United States impacted economic growth in the past few months and were factors in keeping the unemployment rate high. Consequently, many stocks that had enjoyed a run-up in price during the first quarter retreated as fears of a double-dip recession grew.

The stocks that rose the most as measured by total return in the six-month period were VASCO Data Security, up 53.1 percent, Newpark, up 47.2 percent, Sturm, Ruger, up 44.6 percent, Genesco, up 39.0 percent and Rudolph Technologies, up 30.1 percent. The stocks that dropped the most as measured by total return in this time frame were Suffolk Bancorp, down 43.4 percent, Hooker Furniture, down 36.3 percent, and Courier, down 26.5 percent. While Courier and Suffolk have been sold from the portfolio, we added to our position in Hooker Furniture. One new stock, Winnebago Industries, a leading manufacturer of motor homes, was added to the portfolio at the end of the June. Spartan Motors, mentioned in our first quarter letter, was the only other stock purchased in the semi-annual period. Cash comprised 10.2 percent of net assets as of June 30, 2011.

The weakness in small-cap stock prices that we experienced in the second quarter has brought many new investment candidates into our buying range during July. Indeed, as of this writing we have begun to accumulate shares in one company whose products are based upon the science of a unique polymer chemistry. Another new candidate is a leader in touchscreen technology. As value investors, we depend upon weakness in the financial markets to create new opportunities for our shareholders. Hopefully, as our government struggles to reach an agreement on raising the debt ceiling, that’s what we are doing, “bottom fishing.”

As of June 30, 2011, BF had $221 million in net assets. Thank you for your continued confidence in our work.

Very truly yours,

The Killen Group

Fund Performance for Periods Ended 6/30/11 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Fund	33.58%	5.56%	9.94%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Fund as disclosed in the May 1, 2011 prospectus was 1.26%, which includes 0.01% of Acquired Fund Fees and Expenses. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

THE BERWYN FUNDS

2011 Semi-Annual Report

Berwyn Income Fund

a series of The Berwyn Funds

July 25, 2011

Dear Berwyn Income Fund Shareholder:

The total return to shareholders of the Berwyn Income Fund (“BIF”) for the second quarter was 1.27 percent as stocks and bonds posted modest returns in the face of both foreign and domestic sovereign debt concerns. A quarterly dividend of $0.10 per share was paid from net investment income, down slightly from the $0.125 per share dividend paid in last year’s second quarter. For the quarter, BIF’s performance fell between its two bond reference indices, the Citigroup Broad Investment Grade Bond Index (+2.28 percent) and the Merrill Lynch High Yield Bond Index (+0.99 percent). The Fund performed in line with its third reference index, the Lipper Income Fund Index (+1.23 percent) which, like BIF, has an equity component.

For the six months ended June 30, 2011, BIF recorded a total return of 3.11 percent, besting the Citigroup Broad Investment Grade Index, which increased 2.66 percent, and trailing the Merrill Lynch High Yield Index, which had a total return of 4.93 percent. BIF also trailed its third reference index, the Lipper Income Fund Index, which recorded a six month total return of 3.96 percent.

The financial markets started the second quarter strongly but, for the second year in a row, were shaken by the European financial crisis centered on Greece but threatening to ripple to other second tier economies. Worries of a pending default and a potential contagion cast a pall over the global equity and credit markets. Consequently, investors shifted to the perceived safety of U.S. Treasury bonds and conservative equity sectors during June. Little did they know, as the quarter came to a close, that the United States would face its own debt crisis as negotiations over a new debt ceiling stagnated.

Credit spreads widened in the corporate bond market during the second quarter and we used the opportunity to invest roughly seven percent of the Fund’s cash reserves in corporate and convertible bonds. Following a surge in new corporate debt issuance over the past two years fueled by strong investor demand, many bonds had rallied in price as yields declined to what were, in our opinion, unattractive levels. The Fund’s cash position increased during this period as a result of our price and risk disciplines. When credit market volatility increased in the second quarter, we were well positioned to buy as prices declined. As a result, positions were established in several new corporate bond holdings, including The Gap, Inc., Family Dollar Corp. and Interline Brands, Inc.

In our opinion, each of the above companies possesses attractive investment characteristics. The Gap, for instance, has twice as much cash as debt on its balance sheet and typically generates in excess of $1 billion in free cash flow each year. We bought its ten year bonds at a yield of over 6 percent. Family Dollar is another retailer with strong fundamentals and a solid balance sheet. The bonds were purchased at an attractive 5 percent yield to their 2021 maturity. We purchased the high yield bonds of Interline Brands, a company that operates an industrial distribution business and has a very manageable level of debt. With a yield over 6.5 percent and a maturity of seven years, we believe BIF is being well compensated for the risk assumed in this security.

Following the selloff in the equity markets that occurred in the second quarter, we increased our weightings in convertible bonds issued by NuVasive Corp. (NUVA) and SanDisk Corp. (SNDK). NuVasive has developed a process allowing for minimally invasive spinal surgery. From a financial perspective, NUVA has a strong balance sheet, has grown consistently over the past few years and covers its interest expense by a comfortable margin from operating income. The bonds, which were purchased to yield roughly 3 percent to their 2013 maturity, can provide some additional upside if the stock appreciates in the next few years. As of June 30, 2011, SanDisk, a maker of flash data storage cards, was our largest holding at 3 percent of the Fund. There are several good reasons to own SNDK bonds at this point in time despite the historical cyclicality of the flash memory market. The company’s balance sheet is, in our opinion, a fortress. SNDK is currently very profitable and it is generating significant free cash flow. While its sales and earnings are expected to be volatile going forward, we believe its financial condition and future earnings prospects warrant a full weighting in BIF. We purchased the bonds, which closed the quarter priced at over $96, at an average price of $88 over the past year.

BIF’s equity portfolio performed well in the second quarter as the market favored the more conservative sectors, including Consumer Staples and Health Care, that are predominant in the Fund. Sysco Corp., a food distributor, was the Fund’s best stock performer with a 13.5 percent return. Johnson & Johnson (+13.3 percent), GlaxoSmithKline PLC (+13.1 percent) and Astrazeneca PLC (+8.6 percent), all Health Care companies, were among the top performers. During the quarter trading activity in stocks was light with no new positions added and only one stock, AAON, Inc., being sold. In our opinion, AAON is an exceptional company with strong growth potential. However, the dividend yield has fallen to 1% while the stock is trading close to 30 times its trailing twelve months earnings. The combination of low yield and high valuation prompted the sale.

BIF closed the quarter with 27 percent of its net assets in common stocks, 57 percent in fixed income securities (including 19 percent in convertible bonds) and 16 percent in cash reserves, including commercial paper and money market funds. Despite the increase in the Fund’s fixed income allocation during the quarter, BIF still holds a lower percentage in bonds than in the past due to its higher than normal level of cash reserves. The Fund also has a shorter duration (a measure of a bond’s price sensitivity to interest rate risk) relative to many of the major bond indices. In the past year it is possible that we could have earned higher returns for our shareholders had we been willing to assume greater risk. However, in a period of economic and financial volatility, the limited rewards available were insufficient to motivate us in that direction. As stewards of your capital we will continue to act prudently, but also opportunistically, when the perceived odds are in our favor.

BIF’s objective is to provide current income while seeking to preserve capital by taking, in the opinion of the advisor, reasonable investment risks. Although our perception of “reasonable risk” may lead the Fund to underperform in certain periods, over the longer term we believe that we can provide solid returns while limiting volatility. This is a goal that has been elusive to many over sustained periods, but we believe that our investment process and discipline can produce such results.

One final noteworthy point is that BIF’s total assets continue to nudge higher to record levels despite having closed to new investors in November of 2010. The Fund finished the quarter with $1.34 billion in assets. As long as the Fund remains closed to new investors, future growth in assets will primarily be tied to the appreciation of our portfolio holdings.

In closing, we thank you for investing in BIF. We are grateful for the opportunity to manage your assets and we hope to reward your trust in the years ahead.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 06/30/11 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	10.93%	8.66%	8.36%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Income Fund as disclosed in the May 1, 2011 prospectus was 0.68%, which includes 0.02% of Acquired Fund Fees and Expenses. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in Berwyn Income Fund, Citigroup Broad Investment Grade Index (BIG) and Merrill Lynch High Yield Master II Index (MLHYMII)

Past performance is not predictive of future performance.
Berwyn Income Fund
Citigroup Broad Investment Grade Index (BIG)
Merrill Lynch High Yield Master II Index (MLHYM II)
$25,000
$20,000
$15,000
$10,000
$5,000
$23,165
$22,320
$17,670
June 2001
June 2002
June 2003
June 2004
June 2005
June 2006
June 2007
June 2008
June 2009
June 2010
June 2011

Comparison of the Change in Value of $10,000 Investment in Berwyn Income Fund and Lipper Income Fund Index (LIFI)

Past performance is not predictive of future performance.
Berwyn Income Fund
Lipper Income Fund Index (LIFI)
$25,000
$20,000
$15,000
$10,000
$5,000
$22,320
$15,951
June 2001
June 2002
June 2003
June 2004
June 2005
June 2006
June 2007
June 2008
June 2009
June 2010
June 2011

THE BERWYN FUNDS

2011 Semi-Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds

July 25, 2011

Dear Berwyn Cornerstone Fund Shareholder:

For the second quarter and six months ended June 30, 2011, Berwyn Cornerstone Fund (“BCF”) lost 1.85 percent and gained 2.83 percent, respectively, on a total return basis. After a strong environment for stocks in the first quarter, fears of slowing economic growth weighed on the stock market in the second quarter, contributing to lower prices for a number of our stocks. Our primary benchmarks, the S&P 500 Index and S&P 400 Mid-Cap Index, had total returns of plus 0.10 percent and minus 0.73 percent for the second quarter and positive total returns of 6.02 percent and 8.56 percent for the six months, respectively.

The stock market got off to a strong start in 2011 as the economic momentum of 2010 carried forward into early 2011, but the second quarter saw a much tougher environment. This was due to a perception that economic growth may be slowing in the United States and that the debt issues of Greece and Ireland were not being adequately addressed. Late in the first half, similar debates regarding the debt ceiling and budgetary constraints in the United States reinforced investor anxiety.

The global and domestic economic concerns that weighed on investors in the second quarter follow on the heels of strong stock market returns in 2009 and 2010. These returns have produced a market where valuations, while not excessive, do reflect higher expectations. We believe that this has contributed to a market that is having a difficult time making significant advances. A continued upward move from current levels is certainly possible, but it will likely be achieved only by further economic recovery and growth in corporate profits.

The Fund posted positive results in the Health Care and Information Technology areas in the first half. IBM and Dell continued to produce solid results. Their stocks have responded by moving higher, but we believe that both companies remain attractive holdings. In Health Care, a number of our large cap pharmaceutical companies, including Johnson and Johnson and Abbott Laboratories, contributed positively to BCF’s return. This area of the market has been trading significantly below historical valuations for years, but we believe it continues to offer attractive return potential.

The main contributors to BCF’s underperformance in the first half of 2011 were the holdings in the Financials and Consumer Discretionary sectors. Both of these industry groups have been negatively affected by the slow growth economy, characterized by high unemployment and weak consumer confidence. Financials companies, particularly banks, have the added burden of the uncertainty regarding appropriate capital levels and a more demanding regulatory environment.

JPMorgan and Wells Fargo weighed on BCF’s performance in the first half of 2011. Although both companies have seen steady improvements in their earnings since 2008, their stock prices have languished for the past two years. We are of the opinion that JPMorgan’s and Wells Fargo’s ability to generate strong returns will not be significantly hampered by the present economy or the regulatory environment and that the market is underestimating the potential of these companies over the intermediate term. Both remain well capitalized, easily repaid their TARP borrowings and have raised their dividends. It may take time for these companies to prove their true worth to the market, but we believe we will be rewarded for our patience.

In the Consumer Discretionary area, The Gap and Aeropostale negatively impacted performance. Both companies have seen some softening in their recent sales results. While we continue to believe that Gap has good long-term potential, we sold our position in Aeropostale after evaluating the company’s short-term results and coming to the conclusion that it is facing stiff competition in its category and that considerable time may be required before a turnaround can occur.

There was one new addition to BCF during the second quarter, Bank of New York Mellon. As discussed above, we believe the Financials sector is currently one of the most undervalued. Bank of New York Mellon is a very well capitalized, stable financial institution that specializes in the custody of financial assets in addition to traditional banking activities. We believe the potential for margin improvement and sales growth is good if the management team continues to execute its business plan.

There were two positions that we completely sold in the second quarter of 2011. The first was Aeropostale which, as described above, was eliminated due to poor fundamental results. The second was Conagra which had contributed positively to the Fund’s return over the past few years but, at its current level, we believed to be fully priced.

At the end of the second quarter, Financials was BCF’s largest sector. This should come as no surprise, given our contrarian bias, as it is one of the most unpopular areas of the market. Other sectors where we have significant positions include Consumer Discretionary and Information Technology. The main under-represented sector is Materials. This has been one of the most popular sectors over the last few years with its exposure to gold and other commodity-oriented businesses. The high valuations in an area this popular make it difficult for us to find attractive investments. The sector weightings of BCF at the end of June show overweightings in the unpopular areas of the market and underweightings in sectors that enjoy heightened investor enthusiasm.

While the first half of 2011 has been challenging, marked by underperformance versus our benchmarks, we continue to invest in areas of the market that, in our opinion, offer potential for positive returns combined with a lower risk profile. Our time-tested strategy of searching out undervalued stocks and avoiding popular stocks or sectors that potentially carry higher risk will continue to guide us as we move forward. We appreciate our shareholders’ support and look forward to better results over the coming quarters and years.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/11 (Average Annual Total Returns)
	One Year	Five Years	Since Inception (5/01/02)
Berwyn Cornerstone Fund	18.41%	3.15%	5.69%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund as disclosed in the May 1, 2011 prospectus were 2.20% and 1.26%, respectively, which includes 0.01% of Acquired Fund Fees and Expenses. The Advisor has contractually agreed until at least May 1, 2012 to waive investment advisory fees and/or reimburse Fund expenses so that the Fund’s total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.25% of the Fund’s average daily net assets. Fee waivers and/or expense reimbursements by the Advisor have positively impacted the Fund’s performance. Without such waivers and/or reimbursements, performance would have been lower. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

BERWYN FUND SCHEDULE OF INVESTMENTS June 30, 2011 (Unaudited)

COMMON STOCKS — 89.8%	Shares	Value
CONSUMER DISCRETIONARY — 12.9%
AUTO COMPONENTS — 2.8%
Spartan Motors, Inc.	1,149,700	$6,196,883

AUTOMOBILES — 1.5%
Winnebago Industries, Inc.+	338,403	3,268,973

HOUSEHOLD DURABLES — 2.0%
Hooker Furniture Corp.	494,946	4,370,373

LEISURE EQUIPMENT & PRODUCTS — 2.4%
Sturm, Ruger & Co., Inc.	237,050	5,203,248

SPECIALTY RETAIL — 4.2%
Genesco, Inc.+	52,200	2,719,620
Jos. A. Bank Clothiers, Inc.+	133,000	6,644,680
		9,364,300
CONSUMER STAPLES — 5.4%
FOOD PRODUCTS — 5.4%
Chiquita Brands International, Inc.+	426,800	5,556,936
Sanderson Farms, Inc.	134,000	6,401,180
		11,958,116
ENERGY — 6.9%
ENERGY EQUIPMENT & SERVICES — 4.4%
Gulf Island Fabrication, Inc.	178,563	5,749,729
Newpark Resources, Inc.+	440,850	3,998,509
		9,748,238
OIL, GAS & CONSUMABLE FUELS — 2.5%
VAALCO Energy, Inc.+	899,900	5,417,398

FINANCIALS — 12.6%
COMMERCIAL BANKS — 2.5%
City Holding Co.	165,385	5,457,705

INSURANCE — 7.3%
American Equity Investment Life Holding Co.	425,940	5,413,697
Hallmark Financial Services, Inc.+	695,430	5,473,034
Horace Mann Educators Corp.	341,950	5,337,840
		16,224,571
THRIFTS & MORTGAGE FINANCE — 2.8%
Dime Community Bancshares, Inc.	430,250	6,247,230

HEALTH CARE — 1.5%
HEALTH CARE PROVIDERS & SERVICES — 1.5%
LifePoint Hospitals, Inc.+	83,500	3,260,675

BERWYN FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 89.8% (continued)	Shares	Value
INDUSTRIALS — 24.2%
AEROSPACE & DEFENSE — 1.8%
Ducommun, Inc.+	190,862	$3,926,031

AIRLINES — 2.3%
SkyWest, Inc.	337,200	5,078,232

BUILDING PRODUCTS — 2.5%
AAON, Inc.	250,327	5,467,141

COMMERCIAL SERVICES & SUPPLIES — 7.9%
Ennis, Inc.	342,078	5,952,157
Knoll, Inc.	296,300	5,946,741
US Ecology, Inc.	328,835	5,623,079
		17,521,977
CONSTRUCTION & ENGINEERING — 2.3%
Granite Construction, Inc.	208,000	5,102,240

ELECTRICAL EQUIPMENT — 2.7%
Encore Wire Corp.	246,284	5,960,073

MACHINERY — 4.7%
Graham Corp.	314,114	6,407,926
Tennant Co.	100,324	4,005,937
		10,413,863
INFORMATION TECHNOLOGY — 22.7%
COMMUNICATIONS EQUIPMENT — 2.7%
InterDigital, Inc.	148,000	6,042,840

COMPUTERS & PERIPHERALS — 1.4%
Stratasys, Inc.+	89,000	2,993,070

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.7%
Methode Electronics, Inc.	521,587	6,055,625
Plexus Corp.+	191,000	6,646,800
		12,702,425
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.8%
Advanced Energy Industries, Inc.+	415,700	6,139,889
Rudolph Technologies, Inc.+	623,350	6,669,845
		12,809,734
SOFTWARE — 7.1%
Fair Isaac Corp.	232,500	7,021,500
VASCO Data Security International, Inc.+	692,665	8,609,826
		15,631,326

BERWYN FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 89.8% (continued)	Shares	Value
MATERIALS — 1.3%
CHEMICALS — 1.3%
KMG Chemicals, Inc.	167,565	$2,821,794

UTILITIES — 2.3%
GAS UTILITIES — 2.3%
Laclede Group, Inc. (The)	132,312	5,005,363

TOTAL COMMON STOCKS (Cost $162,128,233)		$198,193,819

MONEY MARKET FUNDS — 10.8%	Shares	Value
AIM STIT-STIC Prime Portfolio (The) - Institutional Class, 0.02%*	3,070,726	$3,070,726
Fidelity Institutional Money Market Portfolio - Select Class, 0.08%*	10,342,716	10,342,716
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.03%*	10,367,101	10,367,101
TOTAL MONEY MARKET FUNDS (Cost $23,780,543)		$23,780,543

TOTAL INVESTMENTS AT VALUE — 100.6% (Cost $185,908,776)		$221,974,362

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6%)		(1,274,234)

NET ASSETS — 100.0%		$220,700,128

+	Non-income producing security.
*	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2011.
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS June 30, 2011 (Unaudited)

COMMON STOCKS — 26.9%	Shares	Value
CONSUMER DISCRETIONARY — 1.5%
SPECIALTY RETAIL — 1.5%
Chico's FAS, Inc.	1,290,134	$19,648,741

CONSUMER STAPLES — 2.3%
FOOD & STAPLES RETAILING — 1.1%
SYSCO Corp.	486,000	15,153,480

HOUSEHOLD PRODUCTS — 1.2%
Kimberly-Clark Corp.	230,000	15,308,800

ENERGY — 0.9%
ENERGY EQUIPMENT & SERVICES — 0.9%
Tidewater, Inc.	220,000	11,838,200

FINANCIALS — 3.9%
DIVERSIFIED FINANCIAL SERVICES — 1.2%
JPMorgan Chase & Co.	403,000	16,498,820

INSURANCE — 2.4%
Chubb Corp. (The)	206,000	12,897,660
HCC Insurance Holdings, Inc.	601,184	18,937,296
		31,834,956
THRIFTS & MORTGAGE FINANCE — 0.3%
New York Community Bancorp, Inc.	300,000	4,497,000

HEALTH CARE — 4.6%
PHARMACEUTICALS — 4.6%
AstraZeneca PLC - ADR	275,000	13,769,250
GlaxoSmithKline PLC - ADR	425,000	18,232,500
Johnson & Johnson	232,000	15,432,640
Pfizer, Inc.	690,000	14,214,000
		61,648,390
INDUSTRIALS — 5.4%
COMMERCIAL SERVICES & SUPPLIES — 3.2%
Ennis, Inc.	1,536,428	26,733,847
US Ecology, Inc.	927,953	15,867,997
		42,601,844
INDUSTRIAL CONGLOMERATES — 0.7%
3M Co.	100,000	9,485,000

MACHINERY — 0.5%
Met-Pro Corp.	660,900	7,521,042

PROFESSIONAL SERVICES — 1.0%
Dun & Bradstreet Corp. (The)	175,000	13,219,500

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 26.9% (continued)	Shares	Value
INFORMATION TECHNOLOGY — 3.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.1%
Methode Electronics, Inc.	1,308,893	$15,196,248

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.5%
Intel Corp.	908,000	20,103,120

SOFTWARE — 1.3%
Microsoft Corp.	675,000	17,536,500

MATERIALS — 1.7%
CONSTRUCTION MATERIALS — 1.2%
Eagle Materials, Inc.	571,290	15,921,852

METALS & MINING — 0.5%
Alcoa, Inc.	400,000	6,344,000

UTILITIES — 2.7%
ELECTRIC UTILITIES — 1.7%
Exelon Corp.	525,000	22,491,000

GAS UTILITIES — 1.0%
Laclede Group, Inc. (The)	372,900	14,106,807

TOTAL COMMON STOCKS (Cost $305,143,732)		$360,955,300

PREFERRED STOCKS — 1.3%	Shares	Value
FINANCIALS — 1.3%
CAPITAL MARKETS — 0.1%
BNY Capital V - Series F	61,854	$1,563,051

COMMERCIAL BANKS — 0.1%
Wells Fargo Capital IX	82,584	2,064,600

DIVERSIFIED FINANCIAL SERVICES — 0.3%
JPMorgan Chase Capital XII	147,705	3,735,459

REAL ESTATE INVESTMENT TRUSTS (REIT) — 0.8%
Health Care REIT, Inc. - Series D	177,286	4,556,250
Public Storage - Series F	222,597	5,591,637
		10,147,887

TOTAL PREFERRED STOCKS (Cost $16,105,664)		$17,510,997

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 52.6%	Par Value	Value
CONSUMER DISCRETIONARY — 16.6%
DIVERSIFIED CONSUMER SERVICES — 1.1%
Hillenbrand, Inc., 5.50%, due 07/15/20	$1,000,000	$1,012,112
Service Corp. International, 6.75%, due 04/01/15	7,015,000	7,523,587
Service Corp. International, 7.50%, due 04/01/27	6,590,000	6,293,450
		14,829,149
HOTELS, RESTAURANTS & LEISURE — 0.3%
Choice Hotels International, Inc., 5.70%, due 08/28/20	4,381,000	4,471,674

HOUSEHOLD DURABLES — 2.5%
D.R. Horton, Inc., 6.125%, due 01/15/14	2,000,000	2,110,000
D.R. Horton, Inc., 5.625%, due 09/15/14	3,000,000	3,112,500
D.R. Horton, Inc., 5.25%, due 02/15/15	17,702,000	17,923,275
D.R. Horton, Inc., 5.625%, due 01/15/16	5,828,000	5,915,420
D.R. Horton, Inc., 6.50%, due 04/15/16	4,000,000	4,170,000
		33,231,195
LEISURE EQUIPMENT & PRODUCTS — 3.0%
Hasbro, Inc., 6.60%, due 07/15/28	6,770,000	7,135,553
Hasbro, Inc., 6.35%, due 03/15/40	4,000,000	4,134,800
Mattel, Inc., 6.20%, due 10/01/40	20,041,000	20,395,946
Smith & Wesson Holding Co., 4.00%, due 12/15/26 CV	8,000,000	8,040,000
		39,706,299
MEDIA — 0.6%
Scholastic Corp., 5.00%, due 04/15/13	7,750,000	7,934,063

MULTI-LINE RETAIL — 2.2%
Family Dollar Stores, Inc., 5.00%, due 02/01/21	29,962,000	29,383,074

SPECIALTY RETAIL — 6.9%
Best Buy Company, Inc., 5.50%, due 03/15/21	5,450,000	5,365,972
Gap, Inc. (The), 5.95%, due 04/12/21	37,729,000	36,246,590
Home Depot, Inc. (The), 5.875%, due 12/16/36	21,059,000	21,552,834
Payless Shoes Corp., 8.25%, due 08/01/13	17,766,000	17,847,279
Woolworth Corp., 8.50%, due 01/15/22	11,579,000	11,781,632
		92,794,307
CONSUMER STAPLES — 2.5%
FOOD & STAPLES RETAILING — 1.3%
Wal-Mart Stores, Inc., 5.25%, due 09/01/35	17,235,000	17,236,103

FOOD PRODUCTS — 1.2%
Chiquita Brands International, Inc., 7.50%, due 11/01/14	12,475,000	12,568,563
Chiquita Brands International, Inc., 8.875%, due 12/01/15	3,625,000	3,733,750
		16,302,313

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 52.6% (continued)	Par Value	Value
ENERGY — 3.0%
ENERGY EQUIPMENT & SERVICES — 3.0%
Bristow Group, Inc., 3.00%, due 06/15/38 CV	$2,000,000	$2,080,000
Dresser-Rand Group, Inc., 6.50%, due 05/01/21	620,000	638,600
Transocean Ltd., 1.50%, due 12/15/37 CV	37,500,000	37,453,125
		40,171,725
FINANCIALS — 4.8%
INSURANCE — 2.9%
American Equity Investment Life Holding Co., 5.25%, due 12/06/24 CV	21,690,000	22,503,375
Horace Mann Educators Corp., 6.85%, due 04/15/16	11,200,000	12,184,760
Provident Cos., Inc., 7.25%, due 03/15/28	3,176,000	3,304,275
Unum Group, 6.75%, due 12/15/28	1,160,000	1,114,203
		39,106,613
REAL ESTATE INVESTMENT TRUSTS (REIT) — 1.9%
Health Care REIT, Inc., 4.70%, due 09/15/17	5,000,000	5,132,415
Health Care REIT, Inc., 4.95%, due 01/15/21	21,170,000	20,626,397
		25,758,812
HEALTH CARE — 8.1%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.7%
NuVasive, Inc., 2.25%, due 03/15/13 CV	21,364,000	22,352,085

HEALTH CARE PROVIDERS & SERVICES — 5.7%
Hanger Orthopedic Group, Inc., 7.125%, due 11/15/18	7,050,000	7,279,125
LifePoint Hospitals, Inc., 3.25%, due 08/15/25 CV	24,644,000	25,414,125
Omnicare, Inc., 6.125%, due 06/01/13	5,107,000	5,107,000
Omnicare, Inc., 3.25%, due 12/15/35 CV	33,310,000	31,852,688
Owens & Minor, Inc., 6.35%, due 04/15/16	6,956,000	7,302,318
		76,955,256
PHARMACEUTICALS — 0.7%
Hospira, Inc., 5.60%, due 09/15/40	10,500,000	10,040,394

INDUSTRIALS — 12.3%
AEROSPACE & DEFENSE — 5.9%
Alliant Techsystems, Inc., 2.75%, due 09/15/11 CV	33,340,000	33,465,025
Ceradyne, Inc., 2.875%, due 12/15/35 CV	9,472,000	9,472,000
L-3 Communications Holdings, Inc., 6.375%, due 10/15/15	34,946,000	35,907,015
Orbital Sciences Corp., 2.437%, due 01/15/27 CV	680,000	700,400
		79,544,440
COMMERCIAL SERVICES & SUPPLIES — 2.8%
Corrections Corp. of America, 6.25%, due 03/15/13	36,576,000	36,667,440
Deluxe Corp., 5.125%, due 10/01/14	351,000	351,877
		37,019,317

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 52.6% (continued)	Par Value	Value
INDUSTRIALS — 12.3% (continued)
INDUSTRIAL CONGLOMERATES — 0.4%
Carlisle Cos., Inc., 5.125%, due 12/15/20	$4,955,000	$5,053,704

MACHINERY — 0.6%
Westinghouse Air Brake Technologies Corp., 6.875%, due 07/31/13	8,000,000	8,560,000

PROFESSIONAL SERVICES — 0.2%
Equifax, Inc., 6.90%, due 07/01/28	2,070,000	2,203,861

TRADING COMPANIES & DISTRIBUTORS — 2.4%
Interline Brands, Inc., 7.00%, due 11/15/18	15,945,000	16,144,312
WESCO International, Inc., 7.50%, due 10/15/17	16,506,000	16,753,590
		32,897,902
INFORMATION TECHNOLOGY — 4.3%
COMPUTERS & PERIPHERALS — 3.0%
SanDisk Corp., 1.00%, due 05/15/13 CV	41,673,000	40,266,536

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.3%
Anixter, Inc., 5.95%, due 03/01/15	1,782,000	1,799,820
Itron, Inc., 2.50%, due 08/01/26 CV	15,544,000	15,582,860
		17,382,680
MATERIALS — 1.0%
METALS & MINING — 1.0%
Alcoa, Inc., 5.87%, due 02/23/22	5,349,000	5,481,201
Alcoa, Inc., 5.90%, due 02/01/27	5,000,000	4,885,900
Alcoa, Inc., 5.95%, due 02/01/37	3,000,000	2,856,702
		13,223,803

TOTAL CORPORATE BONDS (Cost $680,632,508)		$706,425,305

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%	Par Value	Value
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 2.6%
1.25%, due 02/27/14 (Cost $34,877,515)	$35,000,000	$35,100,030

COMMERCIAL PAPER — 4.8%	Par Value	Value
American Express Co., discount, 0.01%*, due 07/05/11	$35,000,000	$34,999,611
Sears, Roebuck & Co., discount, 0.01%*, due 07/05/11	30,000,000	29,997,500
TOTAL COMMERCIAL PAPER (Cost $64,997,111)		$64,997,111

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

MONEY MARKET FUNDS — 10.8%	Shares	Value
AIM STIT-STIC Prime Portfolio (The) - Institutional Class, 0.02%†	13,891,363	$13,891,363
Fidelity Institutional Money Market Portfolio - Select Class, 0.08%†	65,948,950	65,948,950
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.03%†	64,945,582	64,945,582
TOTAL MONEY MARKET FUNDS (Cost $144,785,895)		$144,785,895

TOTAL INVESTMENTS AT VALUE — 99.0% (Cost $1,246,542,425)		$1,329,774,638

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%		14,016,310

NET ASSETS — 100.0%		$1,343,790,948

ADR - American Depositary Receipt.
CV - Convertible Security.

* Rate shown is the annualized yield at time of purchase, not an interest rate.
† Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2011.
See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS June 30, 2011 (Unaudited)

COMMON STOCKS — 92.8%	Shares	Value
CONSUMER DISCRETIONARY — 16.6%
AUTOMOBILES — 3.0%
Thor Industries, Inc.	11,850	$341,754

MEDIA — 1.4%
Walt Disney Co. (The)	4,000	156,160

SPECIALTY RETAIL — 12.2%
Best Buy Co., Inc.	11,450	359,645
Chico's FAS, Inc.	24,800	377,704
Gap, Inc. (The)	17,850	323,085
Lowe's Cos., Inc.	13,750	320,512
		1,380,946
CONSUMER STAPLES — 6.0%
FOOD & STAPLES RETAILING — 2.9%
SYSCO Corp.	10,400	324,272

HOUSEHOLD PRODUCTS — 3.1%
Kimberly-Clark Corp.	5,250	349,440

ENERGY — 6.3%
ENERGY EQUIPMENT & SERVICES — 2.6%
Tidewater, Inc.	5,475	294,610

OIL, GAS & CONSUMABLE FUELS — 3.7%
Chevron Corp.	4,125	424,215

FINANCIALS — 21.0%
CAPITAL MARKETS — 2.8%
Bank of New York Mellon Corp. (The)	12,175	311,924

COMMERCIAL BANKS — 2.9%
Wells Fargo & Co.	11,825	331,809

DIVERSIFIED FINANCIAL SERVICES — 3.1%
JPMorgan Chase & Co.	8,425	344,919

INSURANCE — 10.0%
Chubb Corp. (The)	6,115	382,860
HCC Insurance Holdings, Inc.	12,725	400,838
Unum Group	13,825	352,261
		1,135,959
THRIFTS & MORTGAGE FINANCE — 2.2%
New York Community Bancorp, Inc.	16,575	248,459

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 92.8% (continued)	Shares	Value
HEALTH CARE — 13.8%
PHARMACEUTICALS — 13.8%
Abbott Laboratories	6,675	$351,239
AstraZeneca PLC - ADR	2,375	118,916
GlaxoSmithKline PLC - ADR	8,025	344,272
Johnson & Johnson	5,150	342,578
Pfizer, Inc.	19,700	405,820
		1,562,825
INDUSTRIALS — 11.7%
AEROSPACE & DEFENSE — 3.5%
L-3 Communications Holdings, Inc.	4,425	386,966

CONSTRUCTION & ENGINEERING — 3.1%
Jacobs Engineering Group, Inc.+	8,150	352,488

INDUSTRIAL CONGLOMERATES — 2.6%
3M Co.	3,125	296,406

PROFESSIONAL SERVICES — 2.5%
Dun & Bradstreet Corp. (The)	3,750	283,275

INFORMATION TECHNOLOGY — 15.4%
COMPUTERS & PERIPHERALS — 5.3%
Dell, Inc.+	25,350	422,585
Hewlett-Packard Co.	4,725	171,990
		594,575
IT SERVICES — 3.9%
International Business Machines Corp.	2,550	437,452

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.2%
Intel Corp.	16,400	363,096

SOFTWARE — 3.0%
Microsoft Corp.	13,300	345,534

MATERIALS — 2.0%
METALS & MINING — 2.0%
Alcoa, Inc.	14,025	222,437

TOTAL COMMON STOCKS (Cost $9,274,567)		$10,489,521

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (continued)

MONEY MARKET FUNDS — 7.3%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.08%*	505,067	$505,067
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.03%*	321,837	321,837
TOTAL MONEY MARKET FUNDS (Cost $826,904)		$826,904

TOTAL INVESTMENTS AT VALUE — 100.1% (Cost $10,101,471)		$11,316,425

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(6,100)

NET ASSETS — 100.0%		$11,310,325

ADR - American Depositary Receipt.
+	Non-income producing security.
*	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2011.
See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF ASSETS AND LIABILITIES June 30, 2011 (Unaudited)

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
At Market Value (Cost $185,908,776, $1,246,542,425 and $10,101,471 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Note 2)	$221,974,362	$1,329,774,638	$11,316,425
Receivables:
Dividends and Interest	134,697	10,432,173	17,158
Fund Shares Sold	168,419	1,282,219	765
Investment Securities Sold	427,630	5,582,645	—
Other Assets	31,593	79,337	18,125
Total Assets	222,736,701	1,347,151,012	11,352,473

Liabilities
Payables:
Fund Shares Redeemed	569,927	995,726	29,489
Investment Securities Purchased	1,237,735	1,671,679	—
Accrued Investment Advisory Fees (Note 5)	173,410	547,816	1,185
Accrued Administration Fees (Note 5)	21,435	122,600	3,500
Other Accrued Expenses and Liabilities	34,066	22,243	7,974
Total Liabilities	2,036,573	3,360,064	42,148

Net Assets	$220,700,128	$1,343,790,948	$11,310,325

Net Assets Consist of:
Paid-in Capital	$190,800,818	$1,239,293,955	$10,454,945
Accumulated Undistributed Net Investment Income (Loss)	(177,552)	157,517	56,230
Accumulated Net Realized Gains (Losses) From Security Transactions	(5,988,724)	21,107,263	(415,804)
Net Unrealized Appreciation on Investment Securities	36,065,586	83,232,213	1,214,954
Net Assets	$220,700,128	$1,343,790,948	$11,310,325

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	7,222,653	99,788,037	819,714

Net Asset Value and Offering Price Per Share	$30.56	$13.47	$13.80

Minimum Redemption Price Per Share (Note 2)	$30.25	$13.34	$13.66

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF OPERATIONS Six Months Ended June 30, 2011 (Unaudited)

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends	$1,103,721	$6,575,735	$123,386
Interest	114	17,581,744	—
Total Investment Income	1,103,835	24,157,479	123,386

Expenses
Investment Advisory Fees (Note 5)	1,050,183	3,276,587	45,667
Administration Fees (Note 5)	130,425	735,300	20,916
Registration Fees	20,039	86,731	12,390
Postage and Supplies	19,189	47,264	3,342
Custodian and Bank Service Fees	14,732	43,002	1,754
Report Printing	6,059	28,590	1,235
Professional Fees	11,097	11,097	7,157
Insurance	5,421	10,982	484
Trustees’ Fees and Expenses	5,040	5,040	5,040
Compliance Service Fees (Note 5)	1,672	1,672	1,672
Other Expenses	17,530	14,356	4,444
Total Expenses Before Fee Waivers by Advisor	1,281,387	4,260,621	104,101
Less Fees Waived by Advisor (Note 5)	—	—	(36,945)
Net Expenses	1,281,387	4,260,621	67,156

Net Investment Income (Loss)	(177,552)	19,896,858	56,230

Realized and Unrealized Gains (Losses) on Investments
Net Realized Gains (Losses) from Sales of Investment Securities	13,178,729	22,141,779	(110,376)
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	2,008,165	(2,646,480)	323,513
Net Realized and Unrealized Gains on Investments	15,186,894	19,495,299	213,137

Net Increase in Net Assets Resulting from Operations	$15,009,342	$39,392,157	$269,367

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BERWYN FUND		BERWYN INCOME FUND		BERWYN CORNERSTONE FUND
	Six Months Ended 6/30/11 (Unaudited)	Year Ended 12/31/10	Six Months Ended 6/30/11 (Unaudited)	Year Ended 12/31/10	Six Months Ended 6/30/11 (Unaudited)	Year Ended 12/31/10
Operations
Net Investment Income (Loss)	$(177,552)	$23,301	$19,896,858	$39,978,963	$56,230	$65,628
Net Realized Gains (Losses) from Sales of Investment Securities	13,178,729	4,650,188	22,141,779	29,897,956	(110,376)	481,559
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	2,008,165	32,095,003	(2,646,480)	30,010,107	323,513	211,918
Net Increase in Net Assets Resulting from Operations	15,009,342	36,768,492	39,392,157	99,887,026	269,367	759,105

Distributions to Shareholders
From Net Investment Income	—	(23,334)	(19,739,536)	(39,989,308)	—	(65,652)
From Realized Gains from Sales of Investment Securities	—	—	—	(26,430,508)	—	—
Decrease in Net Assets Resulting from Distributions to Shareholders	—	(23,334)	(19,739,536)	(66,419,816)	—	(65,652)

Capital Share Transactions
Proceeds from Shares Sold	44,773,864	53,350,342	197,841,512	711,069,360	1,521,145	2,359,380
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	—	22,950	18,416,848	61,619,634	—	65,652
Proceeds from Redemption Fees Collected (Note 2)	57,927	50,462	148,558	448,034	220	872
Shares Redeemed	(27,860,648)	(39,129,535)	(174,354,009)	(216,015,162)	(753,031)	(865,198)
Net Increase in Net Assets from Capital Share Transactions	16,971,143	14,294,219	42,052,909	557,121,866	768,334	1,560,706

Total Increase in Net Assets	31,980,485	51,039,377	61,705,530	590,589,076	1,037,701	2,254,159

Net Assets
Beginning of Period	188,719,643	137,680,266	1,282,085,418	691,496,342	10,272,624	8,018,465
End of Period	$220,700,128	$188,719,643	$1,343,790,948	$1,282,085,418	$11,310,325	$10,272,624

Accumulated Undistributed Net Investment Income (Loss)	$(177,552)	$—	$157,517	$195	$56,230	$—

Capital Share Activity
Shares Sold	1,479,486	2,148,685	14,733,646	54,234,893	109,332	187,799
Shares Reinvested	—	804	1,373,874	4,680,055	—	4,888
Shares Redeemed	(929,866)	(1,552,664)	(12,972,851)	(16,390,970)	(54,889)	(71,838)
Net Increase from Fund Share Transactions	549,620	596,825	3,134,669	42,523,978	54,443	120,849
Shares Outstanding, Beginning of Period	6,673,033	6,076,208	96,653,368	54,129,390	765,271	644,422
Shares Outstanding, End of Period	7,222,653	6,673,033	99,788,037	96,653,368	819,714	765,271

See Accompanying Notes to Financial Statements.

BERWYN FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
	Six Months Ended 6/30/11		Years Ended
	(Unaudited)		12/31/2010		12/31/2009	12/31/2008	12/31/2007	12/31/2006
Net Asset Value, Beginning of Period	$28.28		$22.66		$17.78	$24.42	$28.81	$29.67

Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.02)		0.00	*	0.05	0.02	0.07	0.05
Net Realized and Unrealized Gains (Losses) on Investment Securities	2.29		5.61		4.86	(6.65)	(1.13)	1.91
Total Income (Loss) from Investment Operations	2.27		5.61		4.91	(6.63)	(1.06)	1.96

Less Distributions
Dividends from Net Investment Income	—		(0.00	)*	(0.05)	(0.03)	(0.06)	(0.05)
Distributions from Net Realized Gains from Sales of Investment Securities	—		—		—	(0.00)*	(3.28)	(2.82)
Total Distributions	—		(0.00	)*	(0.05)	(0.03)	(3.34)	(2.87)

Proceeds from Redemption Fees Collected (Note 2)	0.01		0.01		0.02	0.02	0.01	0.05

Net Asset Value, End of Period	$30.56		$28.28		$22.66	$17.78	$24.42	$28.81

Total Return	8.06%	**	24.82%		27.71%	(27.09% )	(3.68% )	6.71%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$220,700		$188,720		$137,680	$118,349	$119,403	$148,787

Ratio of Expenses to Average Net Assets	1.22%	***	1.25%		1.31%	1.29%	1.27%	1.26%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.17%	)***	0.01%		0.25%	0.10%	0.22%	0.12%

Portfolio Turnover Rate	20%	**	44%		37%	38%	40%	38%

*	Amount rounds to less than $0.01 per share.
**	Not Annualized.
***	Annualized.
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
	Six Months Ended 6/30/11		Years Ended
	(Unaudited)		12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006
Net Asset Value, Beginning of Period	$13.26		$12.77	$10.30	$12.10	$12.28	$11.85

Income (Loss) from Investment Operations
Net Investment Income	0.20		0.49	0.57	0.60	0.59	0.57
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.21		0.76	2.47	(1.80)	0.24	0.43
Total Income (Loss) from Investment Operations	0.41		1.25	3.04	(1.20)	0.83	1.00

Less Distributions
Dividends from Net Investment Income	(0.20)		(0.49)	(0.57)	(0.60)	(0.59)	(0.57)
Distributions from Net Realized Gains from Sales of Investment Securities	—		(0.28)	—	—	(0.42)	—
Total Distributions	(0.20)		(0.77)	(0.57)	(0.60)	(1.01)	(0.57)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.01	0.00 *	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Period	$13.47		$13.26	$12.77	$10.30	$12.10	$12.28

Total Return	3.11%	**	10.06%	30.22%	(10.19% )	6.83%	8.65%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$1,343,791		$1,282,085	$691,496	$234,645	$242,681	$228,798

Ratio of Expenses to Average Net Assets	0.65%	***	0.66%	0.70%	0.73%	0.70%	0.73%

Ratio of Net Investment Income to Average Net Assets	3.04%	***	3.93%	5.33%	5.36%	4.70%	4.67%

Portfolio Turnover Rate	23%	**	49%	35%	64%	37%	31%

*	Amount rounds to less than $0.01 per share.
**	Not Annualized.
***	Annualized.
See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
	Six Months Ended 6/30/11		Years Ended
	(Unaudited)		12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006
Net Asset Value, Beginning of Period	$13.42		$12.44	$9.63	$13.62	$14.80	$13.11

Income (Loss) from Investment Operations
Net Investment Income	0.07		0.09	0.10	0.09	0.18	0.06
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.31		0.98	2.81	(3.99)	(0.15)	2.34
Total Income (Loss) from Investment Operations	0.38		1.07	2.91	(3.90)	0.03	2.40

Less Distributions
Dividends from Net Investment Income	—		(0.09)	(0.10)	(0.09)	(0.18)	(0.06)
Distributions from Net Realized Gains from Sales of Investment Securities	—		—	—	(0.00)*	(1.03)	(0.65)
Total Distributions	—		(0.09)	(0.10)	(0.09)	(1.21)	(0.71)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	—	0.00 *

Net Asset Value, End of Period	$13.80		$13.42	$12.44	$9.63	$13.62	$14.80

Total Return	2.83%	**	8.57%	30.21%	(28.61% )	0.19%	18.28%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$11,310		$10,273	$8,018	$6,076	$7,423	$7,448

Ratio of Total Expenses to Average Net Assets	1.94%	***	2.26%	2.72%	2.78%	2.52%	2.85%

Ratio of Net Expenses to Average Net Assets #	1.25%	***	1.61%	2.00%	2.00%	2.00%	2.00%

Ratio of Net Investment Income to Average Net Assets	0.36%	***	0.08%	0.24%	0.03%	0.66%	(0.42% )

Ratio of Net Investment Income to Average Net Assets #	1.05%	***	0.73%	0.96%	0.81%	1.18%	0.43%

Portfolio Turnover Rate	9%	**	39%	33%	46%	38%	23%

*	Amount rounds to less than $0.01 per share.
**	Not Annualized.
***	Annualized.
#	After advisory fee waivers and expense reimbursements by the Advisor (Note 5).
See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS June 30, 2011 (Unaudited)

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Effective November 15, 2010, the Berwyn Income Fund is closed to new purchases, except as described further in the Fund’s prospectus.

2. ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: The Funds’ securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and other securities not listed on a national securities exchange are valued at the last quoted bid price. Short-term investments may be valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities
• Level 2 – other significant observable inputs
• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2011, by security type:

Berwyn Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$198,193,819	$—	$—	$198,193,819
Money Market Funds	23,780,543	—	—	23,780,543
Total	$221,974,362	$—	$—	$221,974,362

Berwyn Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$360,955,300	$—	$—	$360,955,300
Preferred Stocks	17,510,997	—	—	17,510,997
Corporate Bonds	—	706,425,305	—	706,425,305
U.S. Government Agency Obligations	—	35,100,030	—	35,100,030
Commercial Paper	—	64,997,111	—	64,997,111
Money Market Funds	144,785,895	—	—	144,785,895
Total	$523,252,192	$806,522,446	$—	$1,329,774,638

Berwyn Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$10,489,521	$—	$—	$10,489,521
Money Market Funds	826,904	—	—	826,904
Total	$11,316,425	$—	$—	$11,316,425

Refer to each Fund’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs by security type and industry type. During the six months ended June 30, 2011, the Funds did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held by the Funds during the six months ended or as of June 30, 2011.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

Share Valuation: The net asset value of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the periods ended June 30, 2011 and December 31, 2010, proceeds from redemption fees totaled $57,927 and $50,462, respectively, for Berwyn Fund, $148,558 and $448,034, respectively, for Berwyn Income Fund and $220 and $872, respectively, for Berwyn Cornerstone Fund.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements: The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

Federal Income Taxes: It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the six months ended June 30, 2011:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$44,461,112	$358,207,730	$1,166,066
Proceeds from sales and maturities of investment securities	$37,985,869	$229,628,233	$910,540

4. TAX MATTERS

The tax character of dividends and distributions paid during the periods ended June 30, 2011 and December 31, 2010 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Berwyn Fund	6/30/2011	$—	$—	$—
	12/31/2010	$23,334	$—	$23,334
Berwyn Income Fund	6/30/2011	$19,739,536	$—	$19,739,536
	12/31/2010	$39,989,308	$26,430,508	$66,419,816
Berwyn Cornerstone Fund	6/30/2011	$—	$—	$—
	12/31/2010	$65,652	$—	$65,652

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

The following information is computed on a tax basis for each item as of June 30, 2011:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$188,507,559	$1,247,483,015	$10,150,314
Gross Unrealized Appreciation	$42,248,635	$84,776,098	$1,445,358
Gross Unrealized Depreciation	(8,781,832)	(2,484,475)	(279,247)
Net Unrealized Appreciation on Investment Securities	33,466,803	82,291,623	1,166,111
Accumulated Ordinary Income (Loss)	(177,552)	157,517	56,230
Undistributed Long-Term Gains	—	4,000	—
Capital Loss Carryforwards	(16,000,142)	—	(261,821)
Other Gains (Losses)	12,610,201	22,043,853	(105,140)
Total Distributable Earnings	$29,899,310	$104,496,993	$855,380

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

As of December 31, 2010, Berwyn Fund and Berwyn Cornerstone Fund had capital loss carryforwards for federal income tax purposes of $16,000,142 and $261,821, respectively, which expire December 31, 2017. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2007 through December 31, 2010) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

5. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS
The Funds’ investments are managed by The Killen Group, Inc. (the “Advisor”) under the terms of an Investment Advisory Agreement (the “Advisory Agreements”). Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund pay the Advisor an investment advisory fee at an annual rate of 1.00%, 0.50% and 0.85%, respectively, of their average daily net assets. Certain Trustees and officers of the Trust are also officers of the Advisor.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed, until at least May 1, 2012, to waive its investment advisory fees and/or reimburse other operating expenses as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 1.25% per annum. Accordingly, during the six months ended June 30, 2011, the Advisor waived investment advisory fees of $36,945. These waivers are not subject to recoupment.

The Chief Compliance Officer (the “CCO”) of the Trust is an officer of the Advisor. Each Fund pays the Advisor $279 monthly for providing CCO services. In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to these compliance services.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 480,518 shares, 378,005 shares and 195,751 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of June 30, 2011.

AFFILIATED BROKER-DEALER
During the six months ended June 30, 2011, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $38,706, $22,722 and $2,703, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. Effective March 1, 2011, for the performance of these services, the Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.125% of the Funds’ aggregate average daily net assets up to $1 billion and 0.10% of such assets in excess of $500 million of such assets; and 0.085% of such assets in excess of $1.5 billion, subject to a minimum monthly fee of $15,000. Prior to March 1, 2011, the Trust paid Ultimus a fee, payable monthly, at the annual rate of 0.125% of the Funds’ aggregate average daily net assets up to $1 billion and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. BANK LINE OF CREDIT

Berwyn Fund has an uncommitted $8,000,000 senior secured line of credit. Berwyn Income Fund has an uncommitted $50,000,000 senior secured line of credit. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate minus 0.5% at the time of borrowing. During the six months ended June 30, 2011, the Funds did not borrow under their respective lines of credit.

8. RECENT ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

9. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2011 – June 30, 2011).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (continued)

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Berwyn Fund
Based on Actual Fund Return	$1,000.00	$1,080.60	$6.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.74	$6.11

Berwyn Income Fund
Based on Actual Fund Return	$1,000.00	$1,031.10	$3.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.57	$3.26

Berwyn Cornerstone Fund
Based on Actual Fund Return	$1,000.00	$1,028.30	$6.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Berwyn Fund	1.22%
Berwyn Income Fund	0.65%
Berwyn Cornerstone Fund	1.25%

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of each Fund’s Advisory Agreement with the Advisor. The approval took place at an in-person meeting, held on February 22, 2011, at which all of the Trustees were present.

The Trustees were advised by Trust counsel of their fiduciary obligations in approving the Advisory Agreements and the Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to determine whether the Agreements continue to be in the best interests of each Fund and its shareholders. The Trustees reviewed (1) industry data comparing advisory fees and expense ratios of each Fund with those of comparable investment companies; (2) comparative investment performance information; (3) the Advisor’s revenues and costs of providing services to each Fund; and (4) information about the responsibilities and qualifications of the Advisor’s personnel. The Trustees considered various factors, among them (1) the nature and quality of the services provided by the Advisor; (2) the fees charged for those services and the Advisor’s profitability with respect to each Fund; (3) each Fund’s investment performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Trustees were advised by experienced counsel throughout the process.

The Trustees evaluated and discussed with the Advisor the responsibilities of the Advisor under the Advisory Agreements. The Trustees also reviewed the background, education and experience of the Advisor’s investment and operational personnel.

The Trustees considered each Fund’s historical performance as compared to various indices and averages. The Trustees reviewed information that summarized the performance of each Fund over various periods, and compared such performance to returns of the relevant benchmark indices and similarly situated funds. Based upon their review, the Trustees found that over both short- and long-term periods, the investment performance of each Fund has been acceptable.

The Trustees also reviewed the Advisor’s analysis of its profitability from fees received under the Advisory Agreements and the Advisor’s audited financial statements for its fiscal year ended August 31, 2010. The Independent Trustees concluded that the Advisor’s profitability was reasonable in consideration of the services provided to the Funds. They further concluded that the Advisor possesses the resources necessary to serve as investment adviser to the Funds and, based upon their review of the financial statements provided by the Advisor, the Advisor is sufficiently capitalized to remain economically viable to serve as investment adviser.

In reviewing the fees payable under the Advisory Agreements, the Trustees reviewed the advisory fees paid by the Funds and compared such fees to the advisory fees of similar mutual funds. The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders, including

THE BERWYN FUNDS APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (continued)

any fee waivers by the Advisor. In evaluating each Fund’s advisory fees, the Trustees took into account the quality of the investment management of such Fund. The Trustees reviewed and considered comparative expense information, which provided average and median expense ratios and advisory fee ratios for other similarly situated mutual funds included in the Morningstar database, categorized both by fund size and by investment style, as it relates to each Fund. These analyses and comparisons, which included all classes of shares and those classes considered to be no-load classes of shares for funds in the respective Morningstar categories, showed that when compared to all classes, the Funds’ overall expense ratios (net of fee waivers with respect to Berwyn Cornerstone Fund) were below the averages for their respective Morningstar categories. The Trustees further noted that Berwyn Fund’s and Berwyn Cornerstone Fund’s overall expense ratio was higher than the average expense ratio when compared to exclusively no-load classes for the respective categories, while Berwyn Income Fund’s expense ratio was less than the average expense ratio when compared to exclusively no-load classes for Morningstar’s Conservative Allocation Funds category. The Trustees considered the differences between the averages for all classes of a category versus the averages for only no-load classes of a category. The Trustees took note of this fact, but determined that the advisory fees for each Fund appear to be within an acceptable range for similarly situated funds.

The Trustees considered the Advisor’s permanent reduction to Berwyn Cornerstone Fund’s advisory fee effective as of July 1, 2010, noting that the reduction improved the Fund’s comparative position in the Morningstar Large Cap Value category.

In approving the Advisory Agreements, the Independent Trustees reached the following conclusions: (1) the Advisor has the financial resources and personnel to provide quality advisory services; (2) the Funds have benefited from the professionalism and ethics of the Advisor; (3) the advisory fees are fair and reasonable and the total expenses of each Fund are reasonable; (4) the profitability of the Advisor is reasonable in relation to the services provided; and (5) the continuation of the Advisory Agreement on behalf of each Fund is in the best interests of its shareholders.

No single factor was considered in isolation or was determinative to the decision of the Trustees to approve continuance of the Advisory Agreements. Rather, the Trustees concluded, in light of an assessment of all factors considered, that it would be in the best interests of each Fund and its shareholders to continue the Advisory Agreements for an additional annual term.

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The Berwyn Funds

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Berwyn Funds

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	August 19, 2011

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 19, 2011

* Print the name and title of each signing officer under his or her signature.